Exhibit 10.1
EXECUTION VERSION

AMENDMENT NO. 2 dated as of September 15, 2017 (this “Amendment”), to the CREDIT AGREEMENT dated as of April 20, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among COMPASS MINERALS INTERNATIONAL, INC., a Delaware corporation (the “US Borrower”), COMPASS MINERALS CANADA CORP., a corporation continued and amalgamated under the laws of the province of Nova Scotia, Canada (the “Canadian Borrower”), COMPASS MINERALS UK LIMITED, a company incorporated under the laws of England and Wales (the “UK Borrower” and, together with the US Borrower and the Canadian Borrower, the “Borrowers”), the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders and as collateral agent for the Secured Parties. Capitalized terms used in this Amendment but not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS pursuant to the Credit Agreement, the Lenders have agreed to extend credit to the Borrowers on the terms and subject to the conditions set forth therein;
WHEREAS the Borrowers have requested that the Lenders amend certain provisions of the Credit Agreement; and
WHEREAS the Required Lenders are willing to make such amendments to the Credit Agreement, on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
SECTION 1.    Amendments to the Credit Agreement.
(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following sentence at the end of the first paragraph of the definition of the term “Applicable Margin”:
“Notwithstanding anything to the contrary contained in this definition, if the applicable Consolidated Total Leverage Ratio, as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 5.02, is greater than 4.50:1.00, then the Applicable Margin shall be set at Level V (irrespective of the applicable Ratings Level), effective during the period commencing on and including the date of receipt by the Administrative Agent of such Compliance Certificate and ending on the date immediately preceding the receipt by the

2

Administrative Agent of the next subsequent Compliance Certificate with an applicable Consolidated Total Leverage Ratio less than or equal to 4.50:1.00 pursuant to Section 5.02.”

(b) Section 6.13(a) of the Credit Agreement is hereby amended and restated as follows:
“Consolidated Total Net Leverage Ratio. Commencing with the first fiscal quarter ending after the Closing Date, permit the Consolidated Total Net Leverage Ratio on the last day of the fiscal quarter set forth below to be greater than the ratio set forth opposite such date:

Fiscal Quarter End	Consolidated Total Net Leverage Ratio
June 30, 2016	4.50:1.00
September 30, 2016	4.50:1.00
December 31, 2016	4.50:1.00
March 31, 2017	4.50:1.00
June 30, 2017	4.50:1.00
September 30, 2017	5.00:1.00
December 31, 2017	5.00:1.00
March 31, 2018	5.00:1.00
June 30, 2018	5.00:1.00
September 30, 2018	5.00:1.00
December 31, 2018 and the last day of each fiscal quarter ending thereafter	4.50:1.00

SECTION 2.     Representations and Warranties. Each Borrower represents and warrants to the Administrative Agent and to each of the Lenders that this Amendment has been duly authorized, executed and delivered by an authorized officer of such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, regardless of whether considered in a proceeding in equity or at law.
SECTION 3.     Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”):

3

(a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of each Borrower, the Administrative Agent and the Required Lenders;
(b) as of the Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing;
(c) each representation and warranty set forth in Section 2 hereof and each other representation and warranty made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Amendment Effective Date, except to the extent such representation and warranty expressly relates to an earlier date (in which case such representation and warranty is true and correct in all material respects as of such earlier date); provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and
(d) the fees and expenses required to be paid pursuant to Section 7 hereof shall have been paid on or substantially simultaneously with (but in no event later than) the Amendment Effective Date.
SECTION 4.     Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the US Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the US Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 5.     Applicable Law; Submission to Jurisdiction and Waivers; Waiver of Jury Trial. (a) THIS AMENDMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AMENDMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW.

4

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.13 AND 9.16 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.
SECTION 6.     Counterparts; Amendment. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each Borrower, the Administrative Agent and the Required Lenders.
SECTION 7.     Fee; Expenses. (a) The US Borrower hereby agrees to pay to the Administrative Agent, for the account of each Lender that returns a copy of this Amendment duly executed by such Lender prior to 5:00 p.m., New York City time, on September 15, 2017, an amendment fee (the “Amendment Fee”) equal to 0.05% of the sum of (i) the aggregate principal amount of the Term Loans of such Lender and (ii) the aggregate amount of the Revolving Commitments of such Lender, in each case immediately prior to the Amendment Effective Date. The Amendment Fee will be paid in immediately available funds on, and subject to the occurrence of, the Amendment Effective Date and shall not be refundable.
(b) The US Borrower hereby agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 9.05 of the Credit Agreement.
SECTION 8.     Headings. The Section headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

COMPASS MINERALS INTERNATIONAL, INC.
By
/s/ James D. Standen
Name: James D. Standen
Title: Chief Financial Officer

COMPASS MINERALS CANADA CORP.
By
/s/ James D. Standen
Name: James D. Standen
Title: Chief Financial Officer

COMPASS MINERALS UK LIMITED
By
/s/ Gordon Dunn
Name: Gordon Dunn
Title: Director

[Compass – Amendment No. 2 Signature Page]

JPMORGAN CHASE BANK, N.A., in its respective capacities as Administrative Agent, a Revolving Lender and a Term Lender
By
/s/ James Shender
Name: James Shender
Title: Vice President

[Compass – Amendment No. 2 Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016, AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Bank of America, N.A.
Lender Name

By:	/s/ Dianne M. Smith
Name: Dianne M. Smith
Title: SVP

For Lenders that require an additional signature:

By:
Name:
Title:

[Compass – Amendment No. 2 Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016, AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

THE BANK OF NOVA SCOTIA
Lender Name

By:	/s/ Sangeeta Shah
Name: Sangeeta Shah
Title: Director

[Compass – Amendment No. 2 Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016, AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Fifth Third Bank
Lender Name

By:	/s/ Christopher Mosley
Name: Christopher Mosley
Title: VP

For Lenders that require an additional signature:

By:
Name:
Title:

[Compass – Amendment No. 2 Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016, AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

PNC BANK NATIONAL ASSOCIATION
Lender Name

By:	/s/ Matt Corcoran
Name: Matt Corcoran
Title: Senior Vice President

For Lenders that require an additional signature:

By:
Name:
Title:

[Compass – Amendment No. 2 Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016, AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Bank of Montreal
Lender Name

By:	/s/ Sean P. Gallaway
Name: Sean P. Gallaway
Title: Director

For Lenders that require an additional signature:

By:
Name:
Title:

[Compass – Amendment No. 2 Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016, AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Bank of Montreal
Lender Name

By:	/s/ Patrick Hartweger
Name: Patrick Hartweger
Title: Managing Director

For Lenders that require an additional signature:

By:
Name:
Title:

[Compass – Amendment No. 2 Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016, AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Bank of Montreal, London Branch
Lender Name

By:	/s/ Tom Woolgar
Name: Tom Woolgar
Title: Managing Director

For Lenders that require an additional signature:

By:	/s/ Jeff Couch
Name: Jeff Couch
Title: Head I&CB Europe

[Compass – Amendment No. 2 Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016, AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

MORGAN STANELY BANK, N.A.
Lender Name

By:	/s/ Patrick Layton
Name: Patrick Layton
Title: Authorized Signatory

For Lenders that require an additional signature:

By:
Name:
Title:

[Compass – Amendment No. 2 Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016, AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

BRANCH BANKING AND TRUST COMPANY
Lender Name

By:	/s/ John P. Malloy
Name: John P. Malloy
Title: Senior Vice President

For Lenders that require an additional signature:

By:
Name:
Title:

[Compass – Amendment No. 2 Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016, AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

GOLDMAN SACHS LENDING PARTNERS LLC
Lender Name

By:	/s/ David Cirigliano
Name: David Cirigliano
Title: Authorized Signatory

For Lenders that require an additional signature:

By:
Name:
Title:

[Compass – Amendment No. 2 Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016, AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lloyds Bank plc
Lender Name

By:	/s/ Daven Popat
	Name:	Daven Popat
	Title:	Senior Vice President
Transaction Execution
Category A
P003

For Lenders that require an additional signature:

By:	/s/ Joel Slomko
	Name:	Joel Slomko
	Title:	Senior Vice President
Assistant Vice President
Category A
S088

[Compass – Amendment No. 2 Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016, AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Amalgamated Bank
Lender Name

By:	/s/ Jackson Eng
Name: Jackson Eng
Title: Senior Vice President

For Lenders that require an additional signature:

By:
Name:
Title:

[Compass – Amendment No. 2 Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016, AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

BOKF N.A.
Lender Name

By:	/s/ Ryan W. Humphrey
Name: Ryan W. Humphrey
Title: Vice President

For Lenders that require an additional signature:

By:
Name:
Title:

[Compass – Amendment No. 2 Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016, AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

U.S. Bank National Association
Lender Name

By:	/s/ Tim Landro
Name: Tim Landro
Title: Vice President

[Compass – Amendment No. 2 Signature Page]